EXHIBIT 23
                                CONSENT OF EXPERT

We hereby consent to the incorporation by reference in the February 23, 2001 filing of Beautymerchant.com, Inc. on Form S-8 of our report appearing in the Company's Form 10-KSB for the year ended December 31, 1999 and Form 10-SB registration statement and all amendments thereto dated August 23, 1999.

/s/__________________________________  Dated  _____________
Michael  J.  Bongiovanni,  P.A.,  C.P.A.
12433  Willingdon  Road
Charlotte,  NC  28078
Telephone:  (704)  904-2390